UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

Commission File Number of issuing entity: 333-218098-01

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-218098

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01    Other Events.

Pursuant to an Agreement and Plan of Merger, dated as of January 24, 2019, by and among the JPMorgan Chase Bank, National Association, a national banking association (“JPMorgan Chase Bank”), and Chase Bank USA, National Association, a national banking association (“Chase USA”), Chase USA merged with and into JPMorgan Chase Bank on May 18, 2019 (the “Merger Date”), with JPMorgan Chase Bank as the surviving entity (the “Merger”). The Merger was announced in a press release of JPMorgan Chase & Co. included as Exhibit 99 to the registrants’ Current Report on Form 8-K filed on December 4, 2018.

Pursuant to the Assignment and Assumption Agreement (RPA), dated May 17, 2019 (the “Assignment and Assumption Agreement (RPA)”), between Chase USA and JPMorgan Chase Bank, Chase USA assigned to JPMorgan Chase Bank, and JPMorgan Chase Bank assumed and agreed to perform, all covenants and obligations of Chase USA and JPMorgan Chase Bank accepted the benefit of all rights granted to Chase USA under the Receivables Purchase Agreement, dated as of January 20, 2016 (as amended, the “Receivables Purchase Agreement”), between Chase USA and Chase Card Funding LLC, a Delaware limited liability company (“Chase Card Funding”). The Assignment and Assumption Agreement (RPA) is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Pursuant to the Assignment and Assumption Agreement (TSA), dated May 17, 2019 (the “Assignment and Assumption Agreement (TSA)” and together with the Assignment and Assumption Agreement (RPA), the “Assignment and Assumption Agreements”), between Chase USA and JPMorgan Chase Bank, Chase USA assigned to JPMorgan Chase Bank, and JPMorgan Chase Bank assumed and agreed to perform, all covenants and obligations of Chase USA as servicer, account owner and administrator and JPMorgan Chase Bank accepted the benefit of all rights granted to the servicer, account owner and administrator under the Fourth Amended and Restated Transfer and Servicing Agreement, dated as of January 20, 2016 (as amended, the “Transfer and Servicing Agreement”), among Chase USA, as servicer, account owner and administrator, Chase Card Funding, as transferor, Chase Issuance Trust, a Delaware statutory trust (“CHAIT”), as issuing entity, and Wells Fargo Bank, National Association, a national banking association, as indenture trustee and collateral agent and the other transaction documents relating to the CHAIT credit card securitization program to which Chase USA was a party. The Assignment and Assumption Agreement (TSA) is being filed as Exhibit 10.2 to this Current Report on Form 8-K.

Effective as of the Merger Date, and pursuant to the Assignment and Assumption Agreements, JPMorgan Chase Bank has succeeded Chase USA as (i) sponsor, originator, administrator and servicer of CHAIT, the issuing entity of the CHASEseries notes and (ii) sole member of Chase Card Funding, and the depositor and transferor with respect to CHAIT.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

10.1	Assignment and Assumption Agreement (RPA), dated May 17, 2019, by and between JPMorgan Chase Bank, National Association and Chase Bank USA, National Association.

10.2	Assignment and Assumption Agreement (TSA), dated May 17, 2019, by and between JPMorgan Chase Bank, National Association and Chase Bank USA, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE CARD FUNDING LLC
as Depositor of the Chase Issuance Trust

By:	/s/ Simon Braeutigam
Name: Simon Braeutigam
Title: Chief Executive Officer

Date: May 20, 2019